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                              Janus Adviser Series
                   Janus Adviser INTECH Risk-Managed Core Fund
                  Janus Adviser INTECH Risk-Managed Growth Fund
                  Janus Adviser INTECH Risk-Managed Value Fund
                                 Class R Shares

                        Supplement dated November 7, 2008
                        to Currently Effective Prospectus

The Board of Trustees of Janus Adviser Series (the "Trust") approved a plan to terminate and liquidate the Class R Shares of Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, and Janus Adviser INTECH Risk-Managed Value Fund (each, a "Fund" and together, the "Funds"), effective on or about March 31, 2009 ("Liquidation Date") or at such other time as may be authorized by the Trustees.

Effective as of November 10, 2008, the Funds will no longer accept investments in Class R Shares by new plans and other new shareholders and may, without prior notice, no longer accept investments by existing shareholders.

Plan participants and other shareholders of the Funds may redeem or exchange their Class R Shares at any time prior to the Liquidation Date. Please check with your financial intermediary regarding the availability of Class R Shares in other funds offered by the Trust. End-user plan participants and other shareholders should discuss their options with their plan sponsor, financial intermediary, or financial advisor, where applicable.

The liquidation of shares held by a plan participant or other shareholder will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account and the proceeds exceed your adjusted cost basis for the shares redeemed. If the redeemed shares are held in a tax-deferred account, such as a 401(k) or an IRA, the redemption proceeds may not be subject to current income taxation. Plan participants and other shareholders should consult their personal tax adviser concerning the specific facts and circumstances of their particular tax situation.

A plan participant or other shareholder may obtain additional information by contacting their plan sponsor, financial intermediary, or financial advisor. Additionally, Janus representatives are available at 1-800-525-0020.

Effective as of the Liquidation Date, all references to each Fund's Class R Shares within the Prospectus are hereby deleted.

                Please retain this Supplement with your records.